UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 2, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                             0-18348                 06-1209796
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

Item 5. Other Events.

         On October 2, 2003, BE Aerospace, Inc. amended its existing bank credit facility. The amendment to the credit agreement is attached hereto as Exhibit 10.1.

Item 7. Financial Statements and Exhibits.
(a)      None
(b)      None
(c)      Exhibits.

         Exhibit No.    Description
         -----------    --------------
         10.1           Amendment No. 5 to Credit Agreement dated as of
                        August 21, 2001 between BE Aerospace, Inc., the Lenders thereunder and JPMorgan Chase Bank, dated as of October 2, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BE AEROSPACE, INC.

                                     By:  /s/ Thomas P. McCaffrey
                                     -------------------------------------
                                     Name:  Thomas P. McCaffrey
                                     Title: Corporate Senior Vice President of
                                            Administration and Chief Financial
                                            Officer



Date:  October 3, 2003

                                  EXHIBIT INDEX



Exhibit No.             Description of Exhibits
-----------             ----------------------------
10.1                    Amendment No. 5 to Credit Agreement dated as of August
                        21, 2001 between BE Aerospace, Inc., the Lenders thereunder and JPMorgan Chase Bank, dated as of October 2, 2003